UNITED STATES DISTRICT COURT
                                FOR THE
                        DISTRICT OF COLUMBIA



SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street, N.W.
Washington, D.C.  20549,

                         Plaintiff,

                    v.
    CIVIL ACTION NO.

SCIENTIFIC SOFTWARE-INTERCOMP, INC.,
633 17th Street, Suite 1600
Denver, Colorado  80202,

                         Defendant.


                              COMPLAINT

     Plaintiff Securities and Exchange Commission ("Commission") alleges:

                               SUMMARY

          1. During 1993, 1994 and 1995, Scientific Software Intercomp, Inc. ("SSI") materially overstated its revenue and earnings by backdating or misdating contracts, booking revenue without contracts, overaccruing project revenues and providing confidential side letters modifying payment obligations. As a result of these practices, SSI reported false and misleading information in its Annual Reports for fiscal 1993 and 1994, its Quarterly Reports for the first three quarters of fiscal 1994 and the first quarter of fiscal 1995. In addition, SSI conducted an offering of 2 million shares of common stock from which it obtained more than $8 million on a registration statement that materially overstated revenue, net income and earnings per share for the 1993 fiscal year and the first quarter of 1994. By engaging in such conduct, SSI violated Section 17(a) of the Securities Act of 1933, and Sections 10(b), 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934 and Rules 10b-5, 12b-20, 13a-1, 13a-11 and 13a-13 thereunder.

                        JURISDICTION

          2. The Court has jurisdiction pursuant to Section 22 of the Securities Act of 1933 ("Securities Act") [15 U.S.C. Section 77u] and Section 21 and 27 of the Securities Exchange Act of 1934
("Exchange Act") [15 U.S.C. Sections 78u and 78aa].

          3.   The defendant made use of the means or
instrumentalities of interstate commerce, of the mails, or of the facilities of a national securities exchange in connection with the acts, transactions, practices and courses of business alleged herein.
                           PARTIES

          4. The Commission brings this action pursuant to Sections 20(b) and (e) of the Securities Act [15 U.S.C. Sections 77t(b) and (e)] and Sections 21(d) and (e) of the Exchange Act [15
U.S.C. Sections 78u(d) and (e)].

          5. Defendant Scientific Software-Intercomp, Inc., a Colorado corporation with its principal place of business in Denver, Colorado, develops, sells and provides software and consulting services for the oil and gas industry. SSI's common stock was registered with the Commission pursuant to Section
12(g) of the Exchange Act [15 U.S.C. Section 781(g)] and during the relevant period was listed on NASDAQ. On June 30, 1994, SSI conducted an offering of common stock pursuant to a registration statement filed with the Commission on Form S-1, and sold 2 million newly issued common shares, receiving net proceeds of $8.1 million. SSI's annual revenues during 1994 were approximately $28 million.

                           FIRST CLAIM
     Violations of Section 17(a) of the Securities Act and
             Section 10(b) of the Exchange Act and
                      Rule 10b-5 thereunder

          6. During the relevant period, SSI's Pipeline and Facilities Division ("P&F Division"), headquartered in Houston, Texas, provided software and consulting services for oil and gas companies, principally in the areas of pipeline monitoring and simulation and leak detection. For 1994, the P&F Division contributed approximately 26% of the total revenues of the company as a whole.

          7. Beginning in the early 1990's, the P&F Division began a marketing program using value added resellers ("VAR"s) to sell its software products. Under a typical VAR arrangement, SSI entered an agreement with the VAR to purchase and sell SSI's
software, and the VAR would market the software.   The typical
agreement provided that the VAR's purchase would be unconditional.

          8. The American Institute of Certified Public Accountants ("AICPA") issued Statement of Position on Software Revenue Recognition 91-1 ("SOP 91-1") on December 12, 1991, to provide guidance on applying generally accepted accounting principles ("GAAP") to software license revenue. SOP 91-1 established that revenue from sales of software generally cannot be recognized until the software is delivered, collectibility is probable and the vendor has no significant obligations remaining under the sales arrangement. It is also established the following rules: (1) for software licenses intended to be evidenced by a written contract signed by the vendor and the customer, revenue should not be recognized until persuasive evidence of the agreement exists; usually a signed contract provides such evidence; (2) revenue from cancelable licenses should not be recognized until the cancellation privileges lapse; and (3) if, after delivery, there is significant uncertainty about customer acceptance of the software, license revenues should not be recognized until the uncertainty becomes insignificant.

          9. Beginning in the third quarter of 1993 through the first quarter of 1995, SSI materially overstated its revenues, which came primarily from the P&F Division, contrary to GAAP and SOP 91-1.

                      Side Letters

          10. Beginning in at least 1993, SSI began booking revenues on contracts to VARs that included confidential side-letters given by SSI either excusing payment to SSI until the VARs received a resale payment from a third-party, or rendering the contract ineffective and cancelable until a specified future event, normally the sale of SSI's software to the VAR's customers.

          11. In the third and fourth quarters of 1993 and the first quarter of 1994, SSI gave several side letters to ABB, a VAR, that excused payment until ABB resold SSI's product to end users with whom contracts were pending. Despite the fact that ABB had not sold the product by year-end, and in at least one instance the contract was signed after year-end, the revenue on these contracts, amounting to more than $575,000, was booked in the second half of 1993.

          12. SSI gave a side letter to Valmet Automation, another VAR, that excused payment until Valmet completed a sale of SSI's product to another party. The full amount of this contract, $200,000, was booked in the first quarter 1993 and remained on SSI's books throughout 1993 even though Valmet had not sold any of SSI's products by the end of 1993 and thus was not obligated to pay SSI under the contract.

          13. In the first quarter of 1994, SSI booked $160,000 for a purported sale to Controles Texas, another VAR, despite the fact that SSI gave Controles Texas a side letter excusing payment to SSI until Controles Texas was paid by a specified end user.
No payment was made to Controles Texas by the end user by the end of the quarter. Thus Controles Texas had no obligation to pay SSI under the contract.

          14. In the first quarter of 1994, SSI booked $500,000 for a contract it had with Envirotech Controls, Inc., another VAR to whom SSI had given a side letter. At the time the revenue was booked, Envirotech had not made any sales of SSI's software as required by the side letter for the contract to commence, and thus Envirotech had no obligation to make payment to SSI under the contract.

          15. In all, in the third and fourth quarters of 1993 and throughout 1994, SSI booked revenue of over $2 million from at least nine agreements with VARs that had been given side letters either excusing payment or rendering the contract ineffective, contrary to GAAP.

    Backdating or Misdating of Contracts and Shipping Documents

          16. During the period from 1993 through June 1995, SSI backdated a significant percentage of its contracts by signing them "effective" as of the last day of the quarter, even though the actual contracts were signed and became binding after the quarter-end. These contracts were booked as revenue in the prior quarter contrary to GAAP.

          17. In addition to the backdating of contracts, throughout the same period, SSI booked revenue from sales of software in quarters where it was shipped after the quarter-end, and often backdated shipping documentation.

          18. In still other instances, revenues from sales of software were booked where the shipped software was unusable.

                  Lack of Written Contracts

          19. On numerous occasions, SSI recognized revenue before persuasive evidence of an agreement existed, and where no written contract existed, contrary to GAAP and SOP 91-1. In certain instances, the sales and accounting personnel within SSI were instructed not to bill or otherwise seek payment from the customer.

          20. Specifically, in the first quarter of 1995, SSI booked $700,000 on a contract with the United States Navy for which no documentation existed except a request for pricing that had been exchanged between the SSI sales man and the agency. Despite the fact that there was no written contract at quarter-end, SSI booked $700,000 in that period.

              Advance Booking of Project Revenues

          21. SSI also booked project revenues contrary to GAAP, which generally requires companies to recognize revenue on project agreements as the work is performed or over the life of the agreement. During the period from 1993 through June 1995, SSI booked revenues on long-term contracts in excess of the contemplated revenues of the contracts. In certain instances, SSI booked the full amount of revenue on a long-term contract where little or no work had been completed and was not anticipated in the near term.

          22. By the end of 1994 and into early 1995, the various accounting improprieties within the P&F Division, including side letters, backdated contracts, nonexistent written contracts and advance booking of project revenue, resulted in revenues booked contrary to GAAP and SOP 91-1 amounting to more than $3 million, roughly 33% of the annual revenues of the entire Division.

          23. On April 6, 1995, SSI issued a press release announcing that, because certain of its VAR contracts "did not meet all of the necessary requirements to be recognized as revenue" it would post a "substantial loss in the fourth quarter." Following the announcement, in which the exact loss had yet to be quantified, the price of SSI common stock dropped by approximately 25% from a high above $5 per share. Since then, the price of SSI common stock has steadily declined to its current trading range between $.50 and $.75 per share.

          24. During the period from 1993 through June 1995, certain senior officers and directors of SSI knew or were reckless in not knowing of the side letters, backdating of contracts, booking of revenues without contracts, and overaccrual of project revenues, and knew or were reckless in not knowing that these practices resulted in SSI materially overstating revenues.

               FALSE PUBLIC FILINGS AND DISCLOSURES

          25. The misstatements caused by SSI's false accounting appeared in SSI's financial statements included in each of its periodic filings with the Commission during the relevant period. On March 31, 1994, SSI filed with the Commission its Annual Report on Form 10-K for its fiscal year ended December 31, 1993. This report contained audited financial statements in which SSI materially overstated revenue, net income and earnings per share for the fiscal year.

          26. On May 9, 1994, SSI filed with the Commission a registration statement on Form S-1 for the sale of 2 million shares of common stock. The registration statement contained audited and unaudited financial statements in which SSI materially overstated revenue, net income and earnings per share for the 1993 fiscal year and the first quarter of 1994.

          27.  On May 23, 1994, August 12, 1994, August 12, 1994,
and November 21, 1994, SSI filed with the Commission its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1994, June 30, 1994, and September 30, 1994, respectively. These Quarterly Reports contained unaudited financial statements in which SSI materially misstated revenue, net income and earnings per share.

          28. On June 21, 1995, SSI filed with the Commission its Quarterly Report on Form 10-Q for the quarter ended March 31, 1995. The Quarterly Report contained unaudited financial statements in which SSI materially overstated revenue, net income and earnings per share.

          29. During the period from 1993 through June 1995, certain senior officers and directors of SSI knew or were reckless in not knowing that the company's Annual Reports on Form
10-K and Quarterly Reports on Form 10-Q materially overstated revenue, net income and earnings per share.

                 RESIGNATION OF SSI'S AUDITORS

          30. After discovering some of the accounting improprieties occurring at SSI in April 1995, SSI's auditors expressed concern over their ability to complete the audit, and discussed with SSI management how the audit might be completed. In response, SSI appointed a special committee to conduct an internal investigation to determine the scope of the financial misstatements. On June 30, 1995, after the committee traced the improprieties in SSI's accounting to senior management outside the P&F Division, the auditors resigned.

          31. On July 10, 1995, SSI filed a Current Report on Form 8-K stating that SSI's auditors had resigned and stating that there were no disagreements with the auditors. After reviewing the Form 8-K, the auditors contacted the Commission to state that they disagreed with SSI's representations in the 8-K. On August 14, 1995, SSI responded to the auditors' letter by filing another Form 8-K. In that filing, SSI noted the disagreement with its auditors, but falsely stated that the auditors had not discussed resignation with SSI prior to June 30, 1995.

          32. On July 10, 1995, SSI filed with the Commission its Annual Report on Form 10-K for its fiscal year ended December
31, 1994. This report contained unaudited financial statements in which SSI materially misstated revenue, net income and earnings per share for the fiscal year.

          33. During the period from 1993 through June 1994, certain senior officers and directors of SSI knew or were reckless in not knowing that the company's Current Reports on Form 8-K was false and that the company's 1994 Annual Report on Form 10-K materially overstated revenue, net income and earnings per share.

          34.  By reason of the foregoing, SSI violated Section
17(a) of the Securities Act [15 U.S.C. Section 77q(a)], Section 10(b) of the Exchange Act [15 U.S.C. Section 78j(b)] and Rule 10b-5 [17
C.F.R. Section 240.10b-5] thereunder.

                        SECOND CLAIM
        Violations of Sections 13(a) of the Exchange Act and Rules 12b-20, 13a-1, 13a-11 and 13a-13 thereunder

          35. Plaintiff realleges and incorporates by reference paragraphs 1 through 34 above.

          36.  By filing materially false and misleading Annual
Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current
Reports on Form 8-K, SSI violated Section 13(a) of the Exchange
Act [15 U.S.C. Section 78m(a)] and Rules 12b-20, 13a-1, 13a-11 and 13a-13 thereunder [17 C.F.R. Section 240.12b-20, 13a-1, 13a-11 and 13a-
13].

                        THIRD CLAIM
     Violations of Sections 13(b)(2)(A) of the Exchange Act

          37. Plaintiff realleges and incorporates by reference paragraphs 1 through 36 above.

          38. By failing to make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflected the transactions and dispositions of the assets of SSI, SSI violated Section 13(b)(2)(A) of the Exchange Act [15 U.S.C.
Section 78m(b)(2)(A)].

                      FOURTH CLAIM
     Violations of Sections 13(b)(2)(B) of the Exchange Act

          39. Plaintiff realleges and incorporates by reference paragraphs 1 through 38 above.

          40. By failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that transactions were recorded as necessary to permit preparation of financial statements in accordance with GAAP, SSI violated Section 13(b)(2)(B) of the Exchange Act [15 U.S.C.
Section 78m(b)(2)(B)].

                           PRAYER

     WHEREFORE, the Commission respectfully requests that the
Court:

                              I.

     Permanently enjoin SSI from violating, directly or indirectly, Section 17(a) of the Securities Act, and Sections
10(b), 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act and
Rules 10b-5, 12b-20, 13a-1, 13a-11 and 13a-13 thereunder.

                              II.

     Order SSI to restate its financial statements for the years ending December 31, 1993, 1994 and 1995.

                              III.

     Grant such other relief as the Court may deem just and appropriate

Dated:     September 11, 1997           Respectfully submitted,


                              /S/ GREGORY S. BRUCH
                              ________________________________
                              Paul V. Gerlach, D.C. Bar 366777
                              Gregory S. Bruch, D.C. Bar 413527
                              Christopher F. Robertson

                              Attorneys for Plaintiff
                              SECURITIES AND EXCHANGE COMMISSION
                              450 Fifth Street, N.W.
                              Mail Stop 2-5
                              Washington, D.C.  20549
                              (202) 942-4548 (Bruch)
                              (202) 942-9639 (fax)